UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2011

CASCADE BANCORP
(Exact name of registrant as specified in its charter)

Oregon	0-23322	93-1034484
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

1100 NW Wall Street
Bend, Oregon 97701
(Address of principal executive offices)
(Zip Code)

(541) 385-6205
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

Indemnification Agreements

On January 28, 2011, Cascade Bancorp (the “Company”) and its wholly owned subsidiary, Bank of the Cascades (the “Bank”), each entered into Indemnification Agreements with each of its directors.  Under the Indemnification Agreement, if a director was or is made a party, or is threatened to be made a party, to or is otherwise involved (including, without limitation, as a witness) in any Proceeding (as defined below), the Company or the Bank, as applicable, will hold harmless and indemnify the director from and against any and all losses, claims, damages, liabilities or expenses (including attorneys’ fees, judgments, fines, taxes or penalties, amounts paid in settlement and other expenses incurred in connection with such Proceeding) (collectively, “Damages”) to the full extent permitted by law.  “Proceeding” shall mean any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, in which the director is, was or becomes involved by reason of the fact that the director is or was a director, officer, employee and/or agent of the Company or the Bank, as applicable, or that, being or having been such a director, officer, employee and/or agent, the director is or was serving at the Company’s or the Bank’s, as applicable, request as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, including service with respect to an employee benefit plan, whether the basis of such proceeding is alleged action (or inaction) by the director in an official capacity as a director, officer, partner, trustee, employee or agent or in any other capacity while serving as a director, officer, partner, trustee, employee or agent; provided, however, that, except with respect to an action to enforce the provisions of the Indemnification Agreement, “Proceeding” shall not include any action, suit or proceeding instituted by or at the direction of the director unless such action, suit or proceeding is or was authorized by the Company’s Board of Directors.  The foregoing summary of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s Indemnification Agreement and the Bank’s Indemnification Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreements

On January 28, 2011, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with David F. Bolger (“Mr. Bolger”), affiliates of Lightyear Capital LLC (“Lightyear”), private equity funds affiliated with Leonard Green & Partners, L.P. (“Leonard Green”), an affiliate of WL Ross & Co. LLC (“WL Ross”), Weichert Enterprise LLC, Keefe Ventures Fund LP, Alden Global Value Recovery Master Fund, L.P. and Cougar Trading, LLC (collectively “the Investors”), in connection with the closing of the transactions contemplated by the Securities Purchase Agreements (the “Securities Purchase Agreements”), dated as of November 16, 2010, among the Company and the Investors.  Under the Registration Rights Agreement, the Company is required to use its reasonable best efforts to promptly file with, and cause to be declared effective by, the Securities and Exchange Commission (the “SEC”), not later than 30 days after the date thereof, a shelf registration statement providing for the resale by the Investors of the shares of common stock of the Company (“Common Stock”) issued by the Company to the Investors in connection with closing of the transactions under the Securities Purchase Agreements. The Registration Rights Agreement also provides the Investors with customary piggyback registration rights. The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02         Results of Operations and Financial Condition.

On January 28, 2011, the Company issued a press release announcing its results of operations for the full year and fourth quarter of 2010.  The press release is included with this Form 8-K as Exhibit 99.1.

Item 3.02         Unregistered Sales of Equity Securities.

On January 28, 2011, the Company sold 44,193,750 shares of Common Stock at a price of $4.00 per share, for total gross proceeds of $176,775,000.  The shares were sold to the Investors subject to the Securities Purchase Agreements, the terms of which were disclosed pursuant to a Form 8-K filed on November 19, 2010.

The shares of Common Stock sold pursuant to the Securities Purchase Agreements were sold pursuant to the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) As a condition of the closing of the sale of Common Stock described in Item 3.02 above, each of Lightyear, Leonard Green and WL Ross were entitled to have one person nominated by them elected to the Board of Directors of the Company and the Bank.  Accordingly, on January 28, 2011, upon the closing of the transaction described in Item 3.02, Chris Casciato, a Managing Director of Lightyear, Michael Connolly, a Partner of Leonard Green, and James B. Lockhart III, Vice Chairman of WL Ross, were elected to the Board of Directors of each of the Company and the Bank.  Each of these individuals will be a member of the Nominating and Governance Committee of each of the Company and the Bank, and James B. Lockhart III will also be a member of the Compensation Committee of each of the Company and the Bank.  Other than with respect to the purchase of Common Stock described in item 3.02, none of the recently elected directors had a direct or indirect interest in any transaction with the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 28, 2011, the Company amended its bylaws to increase the number of authorized directors from nine (9) to eleven (11).  A copy of the amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

3.1       Amendment to the Amended and Restated Bylaws of Cascade Bancorp

10.1     Form of Indemnification Agreement by and between Cascade Bancorp and certain of its directors

10.2     Form of Indemnification Agreement by and between Bank of the Cascades and certain of its directors

10.3     Registration Rights Agreement, dated as of January 28, 2011, by and among Cascade Bancorp and the Investors party thereto

99.1     Press Release dated January 28, 2011 announcing the closing of the sale of the Common Stock and the results of operations for the year and quarter ended December 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

CASCADE BANCORP

By:	/s/ Patricia L. Moss
Patricia L. Moss
President & CEO

Date:	January 31, 2011